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                              COLLATERAL AGREEMENT


                                     made by


                            HARVARD INDUSTRIES, INC.
                              DOEHLER-JARVIS, INC.,
                       HARVARD TRANSPORTATION CORPORATION,
                        DOEHLER-JARVIS GREENEVILLE, INC.,
                       POTTSTOWN PRECISION CASTING, INC.,
                       DOEHLER-JARVIS TECHNOLOGIES, INC.,
                          DOEHLER-JARVIS TOLEDO, INC.,
                            HARMAN AUTOMOTIVE, INC.,
                          HAYES-ALBION CORPORATION, and
                         THE KINGSTON-WARREN CORPORATION

                                   in favor of

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                             as Administrative Agent



                          Dated as of November 24, 1998



================================================================================

                                TABLE OF CONTENTS

                                                                            Page

SECTION 1. DEFINED TERMS ..................................................    2
   1.1 Definitions ........................................................    2
   1.2 Other Definitional Provisions ......................................    5

SECTION 2. GRANT OF SECURITY INTEREST .....................................    6
   2.1 Collateral .........................................................    6
   2.2 Grant of First Priority Security Interest ..........................    6

SECTION 3. REPRESENTATIONS AND WARRANTIES .................................    7
   3.1 Title; No Other Liens ..............................................    7
   3.2 Perfected Liens ....................................................    7
   3.3 Chief Executive Office .............................................    7
   3.4 Inventory and Equipment ............................................    7
   3.5 Farm Products ......................................................    8
   3.6 Pledged Securities .................................................    8
   3.7 Receivables ........................................................    8
   3.8 Contracts ..........................................................    8
   3.9 Intellectual Property9

SECTION 4. COVENANTS ......................................................   10
   4.1 Delivery of Instruments and Chattel Paper ..........................   10
   4.2 Maintenance of Insurance ...........................................   10
   4.3 Payment of Obligations .............................................   10
   4.4 Maintenance of Perfected Security Interest; Further Documentation ..   11
   4.5 Changes in Locations, Name, etc ....................................   11
   4.6 Notices ............................................................   12
   4.7 Pledged Securities .................................................   12
   4.8 Receivables ........................................................   13
   4.9 Contracts ..........................................................   13
   4.10Intellectual Property ..............................................   14

SECTION 5. REMEDIAL PROVISIONS ............................................   15
   5.1 Certain Matters Relating to Receivables ............................   15
   5.2 Communications with Obligors; Grantors Remain Liable ...............   16
   5.3 Pledged Stock ......................................................   16
   5.4 Proceeds to be Turned Over To Administrative Agent .................   17
   5.5 Application of Proceeds ............................................   18
   5.6 Code and Other Remedies ............................................   18
   5.7 Registration Rights ................................................   19
   5.8 Waiver; Deficiency .................................................   20


                                        i

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SECTION 6. THE ADMINISTRATIVE AGENT .....................................     20
   6.1   Administrative Agent's Appointment as Attorney-in-Fact, etc ....     20
   6.2   Duty of Administrative Agent ...................................     22
   6.3   Execution of Financing Statements ..............................     22
   6.4   Authority of Administrative Agent ..............................     23

SECTION 7. MISCELLANEOUS ................................................     23
   7.1   Amendments in Writing ..........................................     23
   7.2   Notices ........................................................     23
   7.3   No Waiver by Course of Conduct; Cumulative Remedies ............     23
   7.4   Enforcement Expenses; Indemnification ..........................     23
   7.5   Successors and Assigns .........................................     24
   7.6   Set-Off ........................................................     24
   7.7   Counterparts ...................................................     24
   7.8   Severability ...................................................     25
   7.9   Section Headings ...............................................     25
   7.10  Integration ....................................................     25
   7.11  GOVERNING LAW ..................................................     25
   7.12  Submission To Jurisdiction; Waivers ............................     25
   7.13  Acknowledgements ...............................................     26
   7.14  Additional Grantors ............................................     26
   7.15  Releases .......................................................     26
   7.16  WAIVER OF JURY TRIAL ...........................................     28

                              COLLATERAL AGREEMENT

     COLLATERAL AGREEMENT, dated as of November 24, 1998, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among HARVARD INDUSTRIES, INC., a Delaware corporation, DOEHLER-JARVIS, INC., a Delaware corporation, HARVARD TRANSPORTATION CORPORATION, a Michigan corporation, DOEHLER-JARVIS GREENEVILLE, INC., a Delaware corporation, POTTSTOWN PRECISION CASTING, INC., a Delaware corporation, DOEHLER-JARVIS TECHNOLOGIES, INC., a Delaware corporation, DOEHLER-JARVIS TOLEDO INC., a Delaware corporation, HARMAN AUTOMOTIVE, INC., a Michigan corporation, HAYES-ALBION CORPORATION, a Michigan corporation, THE KINGSTON-WARREN CORPORATION, a New Hampshire corporation (collectively, the "Borrowers"), the Lenders, LEHMAN BROTHERS INC., as advisor and arranger (in such capacity, the "Arranger"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent") and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent.

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Grantors are members of an affiliated group of companies;

     WHEREAS, the Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the benefit of the Agents and the Lenders;

     NOW, THEREFORE, in consideration of the premises and to induce the Arranger, the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent, for the benefit of the Agents and the Lenders, as follows:


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                                                                               2

                            SECTION 1. DEFINED TERMS

     1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Chattel Paper, Documents, Farm Products, Instruments and Investment Property.

     (b) The following terms shall have the following meanings:

     "Agreement": this Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     "Collateral": as defined in Section 2.

     "Collateral Account": any collateral account established by the Administrative Agent as provided in Section 5.1 or 5.4.

     "Contracts": the contracts and agreements listed in Schedule 7, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

     "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

     "Copyright Licenses": any written agreement naming any Grantor as licensor (including, without limitation, those listed in Schedule 6) granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

     "General Intangibles": all "general intangibles" as such term is defined in
Section 9-106 of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages


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                                                                               3

arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

     "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses that are owned, held or used in the business of any Grantor or any of its Subsidiaries, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

     "Intercompany Note": any promissory note evidencing loans made by any Grantor to any of its Subsidiaries (that is not a Grantor).

     "Intercreditor Agreement": the Intercreditor Agreement among (i) Norwest Bank Minnesota, N.A., as Trustee, (ii) the Administrative Agent and (iii) the Borrower Representative, dated as of November 24, 1998.

     "Issuers": the collective reference to each issuer of a Pledged Security.

     "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

     "Obligations": the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrowers (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Agents or any Lender (or, in the case of any Hedge Agreement referred to below, any Affiliate of any

Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit or any Hedge Agreement entered into by the Borrowers with any Lender (or any Affiliate of any Lender) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agents or to the Lenders that are required to be paid by the Borrowers pursuant to the terms of any of the foregoing agreements).

     "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

     "Patent License": all agreements, whether written or oral, providing for the grant by Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

     "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

     "Pledged Securities": the collective reference to the Pledged Notes and the Pledged Stock.

     "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

     "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

     "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or


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                                                                               5

Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

     "Securities Act": the Securities Act of 1933, as amended.

     "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

     "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

     "Unperfected Collateral": as defined in Section 3.2.

     "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

     1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                      SECTION 2. GRANT OF SECURITY INTEREST

     2.1 Collateral. For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interest is collectively referred to as the "Collateral":

     (a)  all Accounts;

     (b)  all Chattel Paper;

     (c)  all Contracts;

     (d)  all Documents;

     (e)  all Equipment;

     (f)  all General Intangibles;

     (g)  all Instruments;

     (h)  all Intellectual Property;

     (i)  all Inventory;

     (j)  all Pledged Securities;

     (k)  all Vehicles;

     (l)  all Investment Property;

     (m)  all deposit accounts and other bank accounts;

     (n)  all books and records pertaining to the Collateral; and

     (o) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

     2.2 Grant of First Priority Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, acceleration or otherwise) of the Obligations, each Grantor hereby grants, assigns and transfers to the Administrative Agent for the benefit of the Agents and the Lenders, a first priority security interest in all of its Collateral (except for Liens which by their terms do not permit other Liens to attach to the subject collateral), subject to Liens permitted by Section 7.3 of the Credit Agreement.

                    SECTION 3. REPRESENTATIONS AND WARRANTIES

     To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

     3.1 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the benefit of the Agents and the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by
Section 7.3 of the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement, other than with respect to the DIP Facilities, or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement or except as shall be terminated on the date hereof.

     3.2 Perfected Liens. The security interests granted pursuant to this Agreement upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral (except for Vehicles and except for Intellectual Property not listed on Schedule 6 (the "Unperfected Collateral")) in favor of the Administrative Agent, for the benefit of the Agents and the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof and applicable law against all creditors of such Grantor and are prior to all other Liens on the Collateral in existence on the date hereof except for (i) Liens permitted by Section 7.3 of the Credit Agreement, (ii) Liens which have priority over the Liens on the Collateral by operation of law and (iii) Liens described on Schedule 8.

     3.3 Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 4.

     3.4 Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on Schedule 5.

     3.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

     3.6 Pledged Securities. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each domestic Issuer owned by such Grantor.

     (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

     (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

     3.7 Receivables. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

     (b) Substantially all of the obligors on Receivables are not Governmental Authorities.

     (c) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

     3.8 Contracts. (a) No consent of any party (other than such Grantor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement.

     (b) Each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (c) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature.

     (d) Neither such Grantor nor (to the best of such Grantor's knowledge) any of the other parties to the Contracts is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (e) The right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (f) Such Grantor has delivered to the Administrative Agent a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto.

     (g) No amount payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

     (h) None of the parties to any Contract is a Governmental Authority.

     3.9 Intellectual Property. (a) Schedule 6 lists all registrations, applications for, and all material unregistered Intellectual Property owned by such Grantor in its own name on the date hereof.

     (b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and, to the best knowledge of such Grantor, does not infringe the intellectual property rights of any other Person.

     (c) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

     (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

     (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

                              SECTION 4. COVENANTS

     Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

     4.1 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

     4.2 Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and (ii) to the extent requested by the Administrative Agent, insuring such Grantor, the Administrative Agent and the Lenders against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent and the Lenders.

     (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party or loss payee, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

     (c) Upon the reasonable request of the Administrative Agent, the Borrowers shall deliver to the Administrative Agent and the Lenders a report of a reputable insurance broker with respect to such insurance substantially concurrently with the delivery by the Borrowers to the Administrative Agent of their audited financial statements for each fiscal year and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

     4.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes (except as may be treated under the Plan of Reorganization), assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

     4.4 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest (except with respect to Unperfected Collateral, to the extent that filing of UCC financing statements is insufficient to perfect a security interest in such Unperfected Collateral) having at least the priorities described in Section 2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

     (b) Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

     (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

     4.5 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location at which Inventory or Equipment shall be kept:

          (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 5, except with respect to Equipment under repair and held by bailees;

          (ii) change the location of its chief executive office or sole place of business from that referred to in Section 3.3; or

          (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

     4.6 Notices. Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

     (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

     (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby (the materiality of the adverse nature of any such occurrence or other event will not be presumed by the sending of any such notice).

     4.7 Pledged Securities. If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Subject to the provisions of the Credit Agreement any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

     (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer,
(ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

     (c) In the case of each Grantor which is an Issuer, such Issuer agrees that
(i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 4.7(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 5.3(c) and 5.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.3(c) or 5.7 with respect to the Pledged Securities issued by it.

     4.8 Receivables. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

     (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

     4.9 Contracts. (a) Such Grantor will perform and comply in all material respects with all its obligations under the Contracts.

     (b) Such Grantor will not amend, modify, terminate or waive any provision of any Contract in any manner which could reasonably be expected to materially adversely affect the value of such Contract as Collateral.

     (c) Such Grantor will exercise promptly and diligently each and every material right which it may have under each Contract (other than any right of termination).

     (d) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Contract that questions the validity or enforceability of such Contract.

     4.10 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under each material Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law,
(iv) not adopt or use any mark which is confusingly similar or a colorable imitation of each material Trademark unless the Administrative Agent, for the benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby each material Trademark may become invalidated or impaired in any way. (b)ab Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

     (c) Such Grantor (either itself or through licensees) (i) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Copyright may become invalidated or otherwise impaired or fall into the public domain.

     (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

     (e) Such Grantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

     (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

     (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

     (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and promptly notify the Administrative Agent after it learns thereof and take all appropriate remedial action, including, when appropriate, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                         SECTION 5. REMEDIAL PROVISIONS

     5.1 Certain Matters Relating to Receivables. (a) The Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time, upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables; provided, however that unless a Default or Event Default shall have occurred and be continuing, the Administrative Agent shall request no more than two (2) such reports during any calendar year.

     (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 5.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

     (c) At the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

     5.2 Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

     (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Administrative Agent for the benefit of the Agents and the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

     (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     5.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 5.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

     (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in the order set forth in Section 5.5, and (ii) any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

     5.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the Lenders specified in Section 5.1 with respect to payments of Receivables, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.5.

     5.5 Application of Proceeds. If an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account in payment of the Obligations in the order specified in the Intercreditor Agreement.

     5.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Agents and the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived) may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the

Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     5.7 Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 5.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

     (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

     (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 5.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this
Section 5.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

     5.8 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

                       SECTION 6. THE ADMINISTRATIVE AGENT

     6.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv) execute, in connection with any sale provided for in Section 5.6 or 5.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Anything in this Section 6.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) (except for the rights provided in Section 6.1(a)(iii)) unless an Event of Default shall have occurred and be continuing.

     (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Credit Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

     (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     6.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     6.3 Execution of Financing Statements. Pursuant to Section 9-402 of the New York UCC and any other applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

     6.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            SECTION 7. MISCELLANEOUS

     7.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

     7.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement.

     7.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     7.4 Enforcement Expenses; Indemnification. (a) Each Grantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

     (b) Each Grantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     (c) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

     7.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

     7.6 Set-Off. Each Grantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Grantor (other than for the account of any Grantor acting in a fiduciary or other special capacity), or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

     7.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     7.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     7.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

     7.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     7.12 Submission To Jurisdiction; Waivers . Each Grantor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 7.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent permitted by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

     7.13 Acknowledgements. Each Grantor hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

     7.14 Additional Grantors. Each Subsidiary of a Borrower that is required to become a party to this Agreement pursuant to Section 6.11 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

     7.15 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

     (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

     7.16 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     IN WITNESS WHEREOF, each of the undersigned has caused this Collateral Agreement to be duly executed and delivered as of the date first above written.


                                              HARVARD INDUSTRIES, INC.
                                              DOEHLER-JARVIS, INC.
                                              HARVARD TRANSPORTATION CORPORATION
                                              DOEHLER-JARVIS GREENEVILLE, INC.
                                              POTTSTOWN PRECISION CASTING, INC.
                                              DOEHLER-JARVIS TECHNOLOGIES, INC.
                                              DOEHLER-JARVIS TOLEDO, INC.
                                              HARMAN AUTOMOTIVE, INC.
                                              HAYES-ALBION CORPORATION
                                              THE KINGSTON-WARREN CORPORATION



                                              By: /s/ D. Craig Bowman
                                                 -------------------------------
                                                 Title:

                                                                      Schedule 1



                            Intentionally Left Blank

                                                                      Schedule 2


                        DESCRIPTION OF PLEDGED SECURITIES


Pledged Stock:

    Issuer           Class of Stock      Stock Certificate No.    No. of Shares
    ------           --------------      ---------------------    -------------









Pledged Notes:

    Issuer                       Payee                     Principal Amount
    ------                       -----                     ----------------

                                                                      Schedule 3


                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS


                         Uniform Commercial Code Filings


          [List each office where a financing statement is to be filed]




                          Patent and Trademark Filings


                               [List all filings]




                      Actions with respect to Pledged Stock




                                  Other Actions


                      [Describe other actions to be taken]

                                                                      Schedule 4


LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE


    Grantor                                              Location
    -------                                              --------

Harvard Industries, Inc.

Doehler-Jarvis, Inc.

Harvard Transportation Corporation

Doehler-Jarvis Greeneville, Inc.

Pottstown Precision Casting, Inc.

Doehler-Jarvis Technologies, Inc.

Doehler-Jarvis Toledo, Inc.

Harman Automotive, Inc.

Hayes-Albion Corporation

The Kingston-Warren Corporation

                                                                      Schedule 5


                       LOCATION OF INVENTORY AND EQUIPMENT


    Grantor                                                Locations
    -------                                                ---------

Harvard Industries, Inc.

Doehler-Jarvis, Inc.

Harvard Transportation Corporation

Doehler-Jarvis Greeneville, Inc.

Pottstown Precision Casting, Inc.

Doehler-Jarvis Technologies, Inc.

Doehler-Jarvis Toledo, Inc.

Harman Automotive, Inc.

Hayes-Albion Corporation

The Kingston-Warren Corporation

                                                                      Schedule 6


                        COPYRIGHTS AND COPYRIGHT LICENSES

Harvard Industries, Inc.

Doehler-Jarvis, Inc.

Harvard Transportation Corporation

Doehler-Jarvis Greeneville, Inc.

Pottstown Precision Casting, Inc.

Doehler-Jarvis Technologies, Inc.

Doehler-Jarvis Toledo, Inc.

Harman Automotive, Inc.

Hayes-Albion Corporation

The Kingston-Warren Corporation

                           PATENTS AND PATENT LICENSES

Harvard Industries, Inc.

Doehler-Jarvis, Inc.

Harvard Transportation Corporation

Doehler-Jarvis Greeneville, Inc.

Pottstown Precision Casting, Inc.

Doehler-Jarvis Technologies, Inc.

Doehler-Jarvis Toledo, Inc.

Harman Automotive, Inc.

Hayes-Albion Corporation

The Kingston-Warren Corporation

                        TRADEMARKS AND TRADEMARK LICENSES

Harvard Industries, Inc.

Doehler-Jarvis, Inc.

Harvard Transportation Corporation

Doehler-Jarvis Greeneville, Inc.

Pottstown Precision Casting, Inc.

Doehler-Jarvis Technologies, Inc.

Doehler-Jarvis Toledo, Inc.

Harman Automotive, Inc.

Hayes-Albion Corporation

The Kingston-Warren Corporation

                                                                      Schedule 7


                                    CONTRACTS

                                                                      Schedule 8



                              EXISTING PRIOR LIENS

                           ACKNOWLEDGEMENT AND CONSENT


     The undersigned hereby acknowledges receipt of a copy of the Collateral Agreement dated as of November 24, 1998 (the "Agreement"), made by the Grantors party thereto in favor of General Electric Capital Corporation, as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

     1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 4.7(a) of the Agreement.

     3. The terms of Sections 5.3(a) and 5.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.3(a) or 5.7 of the Agreement.


                                              [NAME OF ISSUER]



                                              By
                                                --------------------------------

                                              Title
                                                   -----------------------------

                                              Address for Notices:

                                              ----------------------------------


                                              ----------------------------------


                                              Fax:
                                                  ------------------------------

                                                                      Annex 1 to
                                                            Collateral Agreement


     ASSUMPTION AGREEMENT, dated as of ________________, ____, made by _________________________, a ______________ corporation (the "Additional
Grantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent for the Lenders from time to time party to the Credit Agreement, dated as of November ___, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :

     WHEREAS, in connection with the Credit Agreement, the Borrowers (other than the Additional Grantor) have entered into the Collateral Agreement, dated as of November 24, 1998 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agreement") in favor of the Administrative Agent for the benefit of the Agents and the Lenders;

     WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Collateral Agreement; and

     WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Collateral Agreement;

     NOW, THEREFORE, IT IS AGREED:

     1. Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 7.14 of the Collateral Agreement, hereby becomes a party to the Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules ____________ to the Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

     2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.



                                              [ADDITIONAL GRANTOR]



                                              By:
                                                 -------------------------------
                                              Name:
                                              Title:

                                                                       EXHIBIT B


                         FORM OF COMPLIANCE CERTIFICATE


     This Compliance Certificate is delivered to you pursuant to Section 6.2 of the Credit Agreement, dated as of November 24, 1998, as amended, supplemented or modified from time to time (the "Credit Agreement"), among HARVARD INDUSTRIES, INC., (the "Borrower Representative"), DOEHLER-JARVIS, INC., HARVARD TRANSPORTATION CORPORATION, DOEHLER-JARVIS GREENEVILLE, INC., POTTSTOWN PRECISION CASTING, INC., DOEHLER-JARVIS TECHNOLOGIES, INC., DOEHLER-JARVIS TOLEDO INC., HARMAN AUTOMOTIVE, INC., HAYES-ALBION CORPORATION, THE KINGSTON-WARREN CORPORATION (together with the Borrower Representative, jointly and severally, the "Borrowers"), the Lenders, LEHMAN BROTHERS INC., as Arranger, LEHMAN COMMERCIAL PAPER INC., as Syndication Agent and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

     1. I am the duly elected, qualified and acting [Chief Financial Officer] [Vice President - Finance] of ____________.

     2. I have reviewed and am familiar with the contents of this Compliance Certificate.

     3. I have reviewed the terms of the Credit Agreement and the Loan Documents and have made or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of _____________ during the accounting period covered by the financial statements attached hereto as Attachment 1 (the "Financial Statements"). Such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence, as of the date of this Compliance Certificate, of any condition or event which constitutes a Default or Event of Default [, except as set forth below].

     4. Attached hereto as Attachment 2 are the computations showing compliance with the covenants set forth in Section 7.1 and 7.7 of the Credit Agreement.

     IN WITNESS WHEREOF, I execute this Compliance Certificate this _____ day of _____, 199__.


                                              HARVARD INDUSTRIES, INC.


                                              By:
                                                 -------------------------------
                                              Title:

                                                                    Attachment 2
                                                                    to Exhibit B


      The information described herein is as of , 199_, and pertains to the period from ______________ ____ , 19_ to ________________ __, 19__.


                        [Set forth Covenant Calculations]

                                                                       EXHIBIT C


                           FORM OF CLOSING CERTIFICATE


     Pursuant to Section 5.1(m) of the Credit Agreement dated as of November 24, 1998 (the "Credit Agreement"; terms defined therein being used herein as therein defined), among HARVARD INDUSTRIES, INC. (the "Borrower Representative"), DOEHLER-JARVIS, INC., HARVARD TRANSPORTATION CORPORATION, DOEHLER-JARVIS GREENEVILLE, INC., POTTSTOWN PRECISION CASTING, INC., DOEHLER-JARVIS TECHNOLOGIES, INC., DOEHLER-JARVIS TOLEDO INC., HARMAN AUTOMOTIVE, INC., HAYES-ALBION CORPORATION, THE KINGSTON-WARREN CORPORATION (together with the Borrower Representative, jointly and severally, the "Borrowers"), the Lenders, LEHMAN BROTHERS INC., as Arranger, LEHMAN COMMERCIAL PAPER INC., as Syndication Agent and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, the undersigned [INSERT TITLE OF OFFICER] of [INSERT NAME OF COMPANY] (the "Company") hereby certifies as follows:


     1. The representations and warranties of the Company set forth in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of the Company pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

     2. ___________________ is the duly elected and qualified Corporate Secretary of the Company and the signature set forth for such officer below is such officer's true and genuine signature.

     3. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof.

     4. The conditions precedent set forth in Section 5.1 of the Credit Agreement were satisfied as of the Closing Date except as set forth on Schedule I hereto.

     The undersigned Corporate Secretary of the Company certifies as follows:

     5. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Company, nor has any other event occurred adversely affecting or threatening the continued corporate existence of the Company.

     6. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization.

     7. Attached hereto as Annex 1 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on _____________, 1998; such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.

     8. Attached hereto as Annex 2 is a true and complete copy of the By-Laws of the Company as in effect on the date hereof.

     9. Attached hereto as Annex 3 is a true and complete copy of the Certificate of Incorporation of the Company as in effect on the date hereof, and such certificate has not been amended, repealed, modified or restated.

     10. The following persons are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names below, and such officers have held such offices with the Company at all times since the date indicated next to their respective titles to and including the date hereof, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party:

    Name                    Office                  Date           Signature
    ----                    ------                  ----           ---------




     IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.


-------------------------------               ----------------------------------
Name:                                         Name:
Title:                                        Title:


Date:  _______________, 1998

                                                                       EXHIBIT E

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


     Reference is made to the Credit Agreement, dated as of November 24, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among HARVARD INDUSTRIES, INC. (the "Borrower Representative"), DOEHLER-JARVIS, INC., HARVARD TRANSPORTATION CORPORATION, DOEHLER-JARVIS GREENEVILLE, INC., POTTSTOWN PRECISION CASTING, INC., DOEHLER-JARVIS TECHNOLOGIES, INC., DOEHLER-JARVIS TOLEDO INC., HARMAN AUTOMOTIVE, INC., HAYES-ALBION CORPORATION, THE KINGSTON-WARREN CORPORATION (together with the Borrower Representative, jointly and severally, the "Borrowers"), the Lenders, LEHMAN BROTHERS INC., as Arranger, LEHMAN COMMERCIAL PAPER INC., as Syndication Agent and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     The Assignor identified on Schedule l hereto (the "Assignor") and the Assignee identified on Schedule l hereto (the "Assignee") agree as follows:

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto.

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers, any of their Subsidiaries or any other obligor or the performance or observance by the Borrowers, any of their Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 4.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.20(d) of the Credit Agreement.

     4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

     5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date.

     6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule 1
                          to Assignment and Acceptance


Name of Assignor:
                 ------------------------------

Name of Assignee:
                 ------------------------------

Effective Date of Assignment:
                             ----------------------

     Credit                 Principal             Commitment Percentage Assigned
 Facility Assigned      Amount Assigned           ------------------------------
 -----------------      ---------------
                          $___________                      __.________%


[Name of Assignee]                                 [Name of Assignor]



By:                                                By:
   -----------------------------                      --------------------------
   Title:                                             Title:

Accepted:                                                   Consented To:

GENERAL ELECTRIC CAPITAL                           HARVARD INDUSTRIES, INC., as
CORPORATION, as Administrative                     Borrower Representative
Agent


By:                                                By:
   -----------------------------                      --------------------------
   Title:                                             Title:


                                                  LEHMAN COMMERCIAL PAPER INC.,
                                                  as Syndication Agent




                                                   By:
                                                      --------------------------
                                                      Title:

                                                                     EXHIBIT G-1

                                FORM OF TERM NOTE


THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$____________
                                                              New York, New York
                                                               November 24, 1998

     FOR VALUE RECEIVED, the undersigned, HARVARD INDUSTRIES, INC., a Delaware corporation, DOEHLER-JARVIS, INC., a Delaware corporation, HARVARD TRANSPORTATION CORPORATION, a Michigan corporation, DOEHLER-JARVIS GREENEVILLE, INC., a Delaware corporation, POTTSTOWN PRECISION CASTING, INC., a Delaware corporation, DOEHLER-JARVIS TECHNOLOGIES, INC., a Delaware corporation, DOEHLER-JARVIS TOLEDO INC., a Delaware corporation, HARMAN AUTOMOTIVE, INC., a Michigan corporation, HAYES-ALBION CORPORATION, a Michigan corporation, THE KINGSTON-WARREN CORPORATION, a New Hampshire corporation (collectively, the "Borrowers"), hereby unconditionally and jointly and severally promise to pay to__________ (the "Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of
(a) _______ DOLLARS ($_____), or, if less, (b) the unpaid principal amount of the Term Loan made by the Lender pursuant to Section 2.1 of the Credit Agreement. The principal amount shall be paid in the amounts and on the dates specified in Section 2.3 of the Credit Agreement. The Borrowers further jointly and severally agree to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of the Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrowers in respect of the Term Loan.

     This Note (a) is one of the Term Notes referred to in the Credit Agreement dated as of November 24, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Lender, the other banks and financial institutions or entities from time to time parties thereto, Lehman Commercial Paper Inc., as Syndication Agent, Lehman Brothers Inc., as Arranger and General Electric Capital Corporation, as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                             HARVARD INDUSTRIES, INC.
                                             DOEHLER-JARVIS, INC.,
                                             HARVARD TRANSPORTATION CORPORATION,
                                             DOEHLER-JARVIS GREENEVILLE, INC.,
                                             POTTSTOWN PRECISION CASTING, INC.,
                                             DOEHLER-JARVIS TECHNOLOGIES, INC.,
                                             DOEHLER-JARVIS TOLEDO INC.,
                                             HARMAN AUTOMOTIVE, INC.,
                                             HAYES-ALBION CORPORATION,
                                             THE KINGSTON-WARREN CORPORATION


                                             By:
`                                               --------------------------------
                                                Name:
                                                Title:

                                                                      Schedule A
                                                                    to Term Note

              LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS


------------------------------------------------------------------------------------------------------------------------------------
                               Amount                               Amount of Base Rate
      Amount of Base Rate   Converted to    Amount of Principal of  Loans Converted to    Unpaid Principal Balance
Date         Loans         Base Rate Loans  Base Rate Loans Repaid   Eurodollar Loans        of Base Rate Loans     Notation Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                      Schedule B
                                                                    to Term Note

      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS


------------------------------------------------------------------------------------------------------------------------------
                                                           Interest Period and   Amount of Principal   Amount of Eurodollar
                     Amount of        Amount Converted    Eurodollar Rate with   of Eurodollar Loans    Loans Converted to
     Date        Eurodollar Loans    to Eurodollar Loans     Respect Thereto            Repaid            Base Rate Loans
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================

-----------------------------------------------------
                   Unpaid Principal
                      Balance of             Notation
     Date          Eurodollar Loans          Made By
-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

=====================================================

                                                                     EXHIBIT G-2

                          FORM OF REVOLVING CREDIT NOTE


THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$____________
                                                              New York, New York
                                                               November 24, 1998

     FOR VALUE RECEIVED, the undersigned, HARVARD INDUSTRIES, INC., a Delaware corporation, DOEHLER-JARVIS, INC., a Delaware corporation, HARVARD TRANSPORTATION CORPORATION, a Michigan corporation, DOEHLER-JARVIS GREENEVILLE, INC., a Delaware corporation, POTTSTOWN PRECISION CASTING, INC., a Delaware corporation, DOEHLER-JARVIS TECHNOLOGIES, INC., a Delaware corporation, DOEHLER-JARVIS TOLEDO INC., a Delaware corporation, HARMAN AUTOMOTIVE, INC., a Michigan corporation, HAYES-ALBION CORPORATION, a Michigan corporation, THE KINGSTON-WARREN CORPORATION, a New Hampshire corporation (collectively, the "Borrowers") hereby unconditionally and jointly and severally promise to pay to _______________ (the "Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) _______ DOLLARS ($______), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrowers pursuant to Section 2.4 of the Credit Agreement. The Borrowers further jointly and severally agree to pay interest in like money at such Payment Office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of the Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Revolving Credit Loan.

     This Note (a) is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of November 24, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Lender, the other banks and financial institutions or entities from time to time parties thereto, Lehman Commercial Paper Inc., as Syndication Agent, Lehman Brothers Inc., as Arranger, and General Electric Capital Corporation, as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                             HARVARD INDUSTRIES, INC.
                                             DOEHLER-JARVIS, INC.,
                                             HARVARD TRANSPORTATION CORPORATION,
                                             DOEHLER-JARVIS GREENEVILLE, INC.,
                                             POTTSTOWN PRECISION CASTING, INC.,
                                             DOEHLER-JARVIS TECHNOLOGIES, INC.,
                                             DOEHLER-JARVIS TOLEDO INC.,
                                             HARMAN AUTOMOTIVE, INC.,
                                             HAYES-ALBION CORPORATION,
                                             THE KINGSTON-WARREN CORPORATION


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                      Schedule A
                                                        to Revolving Credit Note

              LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS


------------------------------------------------------------------------------------------------------------------------------------
                               Amount                               Amount of Base Rate
      Amount of Base Rate   Converted to    Amount of Principal of  Loans Converted to    Unpaid Principal Balance
Date         Loans         Base Rate Loans  Base Rate Loans Repaid   Eurodollar Loans        of Base Rate Loans     Notation Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                      Schedule B
                                                        to Revolving Credit Note

      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS


------------------------------------------------------------------------------------------------------------------------------
                                                           Interest Period and   Amount of Principal   Amount of Eurodollar
                     Amount of        Amount Converted    Eurodollar Rate with   of Eurodollar Loans    Loans Converted to
     Date        Eurodollar Loans    to Eurodollar Loans     Respect Thereto            Repaid            Base Rate Loans
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================

-----------------------------------------------------
                   Unpaid Principal
                      Balance of             Notation
     Date          Eurodollar Loans          Made By
-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

=====================================================

                                                                     EXHIBIT G-3

                             FORM OF SWING LINE NOTE


THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$10,000,000                                                   New York, New York
                                                               November 24, 1998

     FOR VALUE RECEIVED, the undersigned, HARVARD INDUSTRIES, INC., a Delaware corporation, DOEHLER-JARVIS, INC., a Delaware corporation, HARVARD TRANSPORTATION CORPORATION, a Michigan corporation, DOEHLER-JARVIS GREENEVILLE, INC., a Delaware corporation, POTTSTOWN PRECISION CASTING, INC., a Delaware corporation, DOEHLER-JARVIS TECHNOLOGIES, INC., a Delaware corporation, DOEHLER-JARVIS TOLEDO INC., a Delaware corporation, HARMAN AUTOMOTIVE, INC., a Michigan corporation, HAYES-ALBION CORPORATION, a Michigan corporation, THE KINGSTON-WARREN CORPORATION, a New Hampshire corporation (collectively, the "Borrowers"), hereby unconditionally and jointly and severally promise to pay to GENERAL ELECTRIC CAPITAL CORPORATION (the "Swing Line Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) TEN MILLION DOLLARS ($10,000,000), or, if less, (b) the aggregate unpaid principal amount of all Swing Line Loans made by the Swing Line Lender to the Borrowers pursuant to Section 2.6 of the Credit Agreement, as hereinafter defined. The Borrowers further jointly and severally agree to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Swing Line Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrowers in respect of any Swing Line Loan.

     This Note (a) is the Swing Line Note referred to in the Credit Agreement dated as of November 24, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Swing Line Lender, the other banks and financial institutions or entities from time to time parties thereto, Lehman Commercial Paper Inc., as Syndication Agent, Lehman Brothers Inc., as Arranger, and General Electric Capital Corporation, as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                             HARVARD INDUSTRIES, INC.
                                             DOEHLER-JARVIS, INC.,
                                             HARVARD TRANSPORTATION CORPORATION,
                                             DOEHLER-JARVIS GREENEVILLE, INC.,
                                             POTTSTOWN PRECISION CASTING, INC.,
                                             DOEHLER-JARVIS TECHNOLOGIES, INC.,
                                             DOEHLER-JARVIS TOLEDO INC.,
                                             HARMAN AUTOMOTIVE, INC.,
                                             HAYES-ALBION CORPORATION,
                                             THE KINGSTON-WARREN CORPORATION


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

                                                                      Schedule A
                                                              to Swing Line Note

                    LOANS AND REPAYMENTS OF SWING LINE LOANS


------------------------------------------------------------------------------------------------------------------------------------
                            Amount of              Amount of Principal of Swing    Unpaid Principal Balance of
      Date               Swing Line Loans               Line Loans Repaid                Swing Line Loans         Notation Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                       EXHIBIT H

                          FORM OF EXEMPTION CERTIFICATE

     Reference is made to the Credit Agreement, dated as of November 24, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among HARVARD INDUSTRIES, INC., DOEHLER-JARVIS, INC., HARVARD TRANSPORTATION CORPORATION, DOEHLER-JARVIS GREENEVILLE, INC., POTTSTOWN PRECISION CASTING, INC., DOEHLER-JARVIS TECHNOLOGIES, INC., DOEHLER-JARVIS TOLEDO INC., HARMAN AUTOMOTIVE, INC., HAYES-ALBION CORPORATION, THE KINGSTON-WARREN CORPORATION (collectively, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as Arranger, LEHMAN COMMERCIAL PAPER INC., as Syndication Agent and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement. ______________________ (the "Non-U.S. Lender") is providing this certificate pursuant to Section 2.20(d) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:



     1. The Non-U.S. Lender is the sole record and beneficial owner of the Loans or the obligations evidenced by Note(s) in respect of which it is providing this certificate.

     2. The Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). In this regard, the Non-U.S. Lender further represents and warrants that:

     (a) the Non-U.S. Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

     (b) the Non-U.S. Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

     3. The Non-U.S. Lender is not a 10-percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

     4. The Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

     IN WITNESS WHEREOF, the undersigned has duly executed this certificate.






                                             [NAME OF NON-U.S. LENDER]



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:



Date:
      ---------------

                                                                      SCHEDULE I


                          [Waived Conditions Precedent]

                  [Describe any conditions precedent waived on
                      Closing Date and terms of any waiver]

                                                                         ANNEX 1


                               [Board Resolutions]

                                                                         ANNEX 3



                         [Certificate of Incorporation]

                                                                       EXHIBIT I

                             FORM OF LENDER ADDENDUM

     Reference is made to the Credit Agreement, dated as of November 24, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among HARVARD INDUSTRIES, INC., DOEHLER-JARVIS, INC., HARVARD TRANSPORTATION CORPORATION, DOEHLER-JARVIS GREENEVILLE, INC., POTTSTOWN PRECISION CASTING, INC., DOEHLER-JARVIS TECHNOLOGIES, INC., DOEHLER-JARVIS TOLEDO INC., HARMAN AUTOMOTIVE, INC., HAYES-ALBION CORPORATION, THE KINGSTON-WARREN CORPORATION (collectively, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as Arranger, LEHMAN COMMERCIAL PAPER INC., as Syndication Agent and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 10.17 of the Credit Agreement, the undersigned hereby becomes a Lender thereunder having the Commitments set forth in Schedule 1 hereto, effective as of the Closing Date.

     THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ____ day of ____, 199_



                                             [NAME OF LENDER]


                                             By:
                                                --------------------------------
                                               Name:
                                               Title:


Accepted and agreed:

HARVARD INDUSTRIES, INC., as
  Borrower Representative

By:
    -----------------------
    Name:
    Title:


LEHMAN COMMERCIAL PAPER INC., as
  Syndication Agent


By:
    -----------------------
    Name:
    Title:


GENERAL ELECTRIC CAPITAL CORPORATION, as
  Administrative Agent


By:
    -----------------------
    Name:
    Title:

                                                                      Schedule 1


COMMITMENTS AND NOTICE ADDRESS

Name and Notice                    Revolving                   Term Loan
Address of Lender                  Credit Commitment           Commitment
-----------------                  -----------------           ----------